GaveKal Platform Company Fund

Advisor Class (GAVAX)

Institutional Class (GAVIX)

A series of the Investment Managers Series Trust

Supplement dated September 28, 2012

To the Prospectus dated December 31, 2011, and

Summary Prospectus dated January 5, 2012

Notice to Existing and Prospective Shareholders of GaveKal Platform Company Fund:

Effective September 30, 2012, the Fund will be changing its fund name from “GaveKal Platform Company Fund” to “GaveKal Knowledge Leaders Fund”. The Fund’s investment objective, principal investment strategies and principal risks will remain the same.

All references in the Prospectus dated December 31, 2011 and Summary Prospectus dated January 5, 2012 to “platform companies” are hereby replaced with “knowledge leaders”.

Please file this Supplement with your records.